SCHEDULE 14(A)
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[ x ]  Filed  by  the  Registrant
[   ]  Filed  by  a  Party  other  than  the  Registrant

Check the appropriate box:
[   ]  Preliminary Proxy Statement       [   ]  Confidential For Use of the
[ x ]  Definitive Proxy Statement               Commission Only (as permitted by
[   ]  Definitive Additional Materials          Rule 14a-6(e)(2))

[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            DA CONSULTING GROUP, INC.
----------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if Other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ x ]  No  fee  required.
[   ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)     Title  of  each  class of securities to which transaction applies:

      (2)     Aggregate  number  of  securities  to  which  transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)     Proposed  maximum  aggregate  value  of  transaction:

      (5)     Total  fee  paid:

[   ]  Fee  paid  previously  with  preliminary  materials:

[   ]  Check  box  if  any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)     Amount  previously  paid:
       (2)     Form,  Schedule  or  Registration  Statement  No.:
       (3)     Filing  Party:
       (4)     Date  Filed:

                           DA  CONSULTING  GROUP,  INC.
                                SAN  FELIPE  PLAZA
                           5847 SAN FELIPE, SUITE 3700
                               HOUSTON, TX  77057
                               __________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 12, 2000
                               __________________


To  the  Shareholders  of  DA  Consulting  Group,  Inc.:

     A special meeting of shareholders (the "Special Meeting") of DA Consulting Group, Inc, a Texas corporation (the "Company"), will be held at 9:00 a.m., local time, on October 12, 2000, at the Company's principal executive offices, San Felipe Plaza, 5847 San Felipe, Suite 3700, Houston, Texas, for the following purpose:

          To approve the Securities Purchase Agreement (the "Purchase Agreement") between the Company and Purse Holding Limited, a British Virgin Islands limited company ("Purse"), dated August 2, 2000, attached as Annex I to the Proxy Statement, and in connection
                        --------
          therewith, to approve (i) the issuance to Purse of 2,000,000 shares of common stock, par value $0.01 per share of the Company (the "Common Stock"), (ii) the issuance to Purse of warrants to purchase up to 3,000,000 shares of Common Stock (and the exercisability thereof), and (iii) Board of Directors representation rights granted to Purse, all as set forth in the Purchase
          Agreement,  as  well  as  the  other  provisions  thereof.

     Only holders of shares of the Common Stock at the close of business on August 22, 2000, are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY BY WRITTEN NOTICE AT THAT TIME.

                                      By Order of the Board of Directors


                                      Virginia  L.  Pierpont
                                      Chairman  of  the  Board
September 11, 2000

                           DA  CONSULTING  GROUP,  INC.

                                SAN  FELIPE  PLAZA
                           5847 SAN FELIPE, SUITE 3700
                               HOUSTON, TX  77057


                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                OCTOBER 12, 2000
                                 --------------

     This Proxy Statement and accompanying form of proxy, which are first being mailed to shareholders on or about September 11, 2000, are being furnished in connection with the solicitation by the Board of Directors of DA Consulting Group, Inc. (the "Company") of proxies to be used at the special meeting of shareholders of the Company (the "Special Meeting"), to be held at 9:00 a.m. on October 12, 2000, at the Company's principal executive offices, San Felipe Plaza, 5847 San Felipe, Suite 3700, Houston, Texas, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed and returned prior to voting at the Special Meeting, the shares represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares represented thereby will be voted in favor of Proposal 1 as set forth below. Shareholders whose shares are held of record by a broker or other nominee are nevertheless encouraged to fill in the boxes of their choice on the proxy, as brokers and other nominees may not be permitted to vote shares with respect to certain matters for which they have not received specific instructions from the beneficial owners of the shares. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the Special Meeting.


                                    VOTING

     Holders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), on August 22, 2000, will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. As of that date, there were 6,418,604 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote on any matter that may properly come before the Special Meeting.

     The Nasdaq Stock Market Marketplace Rules (the "Nasdaq Rules") applicable to the Company require shareholder approval of the matters set forth in Proposal 1 below. Accordingly, under the Nasdaq Rules the minimum vote which will constitute shareholder approval shall be the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy at the Special Meeting. Broker non-votes, which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the broker or other nominee has not received specific instructions from the beneficial owners, are not voted and will therefore have no effect on the outcome of the matters to be voted upon at the Special Meeting. Votes that are withheld and abstentions will be counted in determining the presence of a quorum, but will not be counted in determining the number of votes cast in connection with any particular matter. Under Texas law and the By-laws of the Company, the presence of a quorum is required for each matter to be acted upon at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter shall constitute a quorum for the purposes of consideration and action on Proposal 1.

     The cost of solicitation of proxies by the Board of Directors will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone or telegraph and, in addition, directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. If determined necessary or advisable by the Board of Directors, the Company may retain a proxy solicitor to perform solicitation services in connection with this Proxy Statement. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to beneficial owners in order to solicit authorizations for the execution of proxies. The Company will, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such proxy materials to the beneficial owners of the Company's stock.


         PROPOSAL NO. 1:  APPROVAL OF THE SECURITIES PURCHASE AGREEMENT

     At the Special Meeting, shareholders will be asked to approve the Securities Purchase Agreement (the "Purchase Agreement") between the Company and Purse Holding Limited, a British Virgin Islands limited company ("Purse"), dated August 2, 2000, attached hereto as Annex I, and in connection therewith to
                                         -------
approve (i) the issuance to Purse of 2,000,000 shares of Common Stock, (ii) the issuance to Purse of warrants (the "Warrants") to purchase up to 3,000,000 shares of Common Stock (and the exercisability thereof), and (iii) Board of Directors representation rights granted to Purse, all as set forth in the Purchase Agreement, as well as the other provisions thereof.

BACKGROUND

     On August 2, 2000, the Company signed a Purchase Agreement relating to the purchase by Purse of:

     -    2,000,000  shares of Common Stock (the "Shares") for $4.8 million; and

     - warrants to purchase up to 3,000,000 shares of Common Stock (the "Warrant Shares").

In addition to other customary conditions to closing, the closing of the transactions contemplated by the Purchase Agreement has been made contingent upon shareholder approval.

     The funds from the offering will principally be used to support the Company's new business development as it expands its current business model. This includes the development of the Company's web-enabled learning management solutions, which the Company plans to launch in the fourth quarter of 2000.

     According to the terms of the Purchase Agreement, following the Company's receipt of shareholder approval, the Company will:

     -    issue  and  sell  to  Purse  the  Shares;  and

     -    issue  to  Purse  warrants  to  purchase:

          - 2,000,000 shares of Common Stock, exercisable for a period of three years after the closing date of the Purchase Agreement (the "Closing Date"), at the greater of $3.00 per share or 85% of the market price of a share of the Common Stock at the time of exercise; and

          - 1,000,000 shares of Common Stock, exercisable for a period beginning January 2, 2002, and ending on the third anniversary of the Closing Date, at $3.00 per share.

Both warrants will expire on the third anniversary of the Closing Date. If Purse's purchase of the Shares would make Purse subject to notification and reporting requirements of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 ("HSR Act"), then Purse will only be required to purchase the maximum number of shares that it may purchase without subjecting itself to the HSR Act requirements. However, if Purse chooses to purchase Shares or Warrant Shares which subject Purse to the requirements of the HSR Act, then the Company and Purse have agreed to cooperate in making the required filings and to share the cost of the filing fees equally.

     The Purchase Agreement provides that within one year following closing, the Company will prepare and file with the Securities and Exchange Commission a registration statement pursuant to the Securities Act of 1933 so as to register for resale the Shares and Warrant Shares. The Purchase Agreement further provides that Purse will be entitled following closing to one seat on the Company's Board of Directors. During the 180-day period after closing, the Company will not privately sell any new securities without first offering Purse the right to purchase the new securities, provided that the aggregate purchase price of the new securities which Purse will have the right to purchase will not exceed $5.0 million.

     Pending closing, Purse has loaned the Company $2.0 million. This loan is unsecured and will be credited toward the purchase price of the Shares to be purchased by Purse at closing. If the Company does not receive shareholder approval, the loan must be repaid in full not later than 90 days following the Special Meeting.

     The Nasdaq Rules require shareholder approval of the issuance of a listed company's common stock in certain circumstances, including issuances of shares which will result in a change of control of the listed company. Upon the completion of the transactions contemplated by the Purchase Agreement, Purse will:

      -   own  24%  of  the  Company's  issued  and outstanding shares of Common
          Stock;

      -   control  at  least  one  seat on the Company's Board of Directors; and

      - have the right to purchase up to an additional 3,000,000 shares of Common Stock which, if purchased, will result in Purse owning 44% of the Company's issued and outstanding shares of Common Stock.

As a result, Purse will be in a position to exert substantial influence over the management and policies of the Company. The Company believes that the transactions contemplated by the Purchase Agreement could constitute a change of control under the Nasdaq Rules. Accordingly, the Company is seeking shareholder approval of the Purchase Agreement and the provisions thereof as set forth above.

     THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF PROPOSAL 1 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.

                        SECURITY  OWNERSHIP  OF  CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of July 31, 2000, with respect to the beneficial ownership of shares of Common Stock by each person who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, each director, each of the named executive officers, and all directors and executive officers as a group.

                                                Amount and Nature of    Percent of Voting
Name and Address of Beneficial Owner          Beneficial Ownership (1)        Power
--------------------------------------------  ------------------------  -----------------
EXECUTIVE OFFICERS AND DIRECTORS (2)
Dennis C. Fairchild. . . . . . . . . . . . .                      ---                  *
John E. Mitchell . . . . . . . . . . . . .                      6,000                  *
Nigel W.E. Curlet (3)(4) . . . . . . . . .                     31,538                  *
Gunther E.A. Fritze (4). . . . . . . . . .                     33,658                  *
Richard W. Thatcher, Jr. (4) . . . . . . .                     92,578                1.4%
Virginia L. Pierpont (5) . . . . . . . . . .                  704,468               11.0%

OTHER SHAREHOLDERS

Amicable Discretionary Trust (6)(7). . . .                    693,200               10.8%
Worcester Discretionary Trust (6)(8) . . .                    631,092                9.8%
Woodbourne Discretionary Trust (6)(8). . . .                  629,034                9.8%
Dimensional Fund Advisors, Inc. (9)                           485,800                7.6%
All directors and executive officers as a
group ( 6 persons). . . . . . . . . . . .                     868,242               13.4%
________________
*  Less than 1%

(1)    Each  beneficial  owner's  percentage ownership is determined by assuming that options that are held by  such person (but not those held by any other person)
       and that are exercisable within 60 days of July 31, 2000, have been exercised.
       Options  that  are  not exercisable within 60 days of July 31, 2000, have been excluded.  Unless otherwise noted, the Company believes that all persons named in the above table have sole  voting  and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)    The  address  of  each of these people is:  c/o DA Consulting Group, Inc., San
       Felipe Plaza, 5847 San  Felipe,  Suite  3700,  Houston,  TX  77057.

(3)    Includes  11,130  shares  owned  by  Mr.  Curlet's  spouse  and  1,450  shares owned  by his son.

(4)    Includes  18,958  shares  that  may  be  acquired  upon  the exercise of stock options.


(5)    Includes  (i)  370,000  shares  owned  by  Ms. Pierpont's  spouse, Nicholas H.
       Marriner, the  former chairman  of  the Company, (ii) 4,200 shares held by Ms.
       Pierpont as  custodian for three minors, and (iii) 1,025  shares  that  may be acquired  upon  the  exercise  of  stock  options.

(6)    John  Andrew  Cowan  and  Roger  Geoffrey Barrs are the co-trustees of each of these  trusts.  The  trustees  of  each  of these trusts have the authority to appoint  all  or any part of the capital and income of  the  trust  for one or more  of  the beneficiaries and in such names and proportions and at such time as such  trustees  shall  determine.  The address of these shareholders is c/o
       DA Consulting Group, Inc., San Felipe Plaza,  5847  San  Felipe,  Suite  3700,
       Houston,  TX  77057.

(7)    The  beneficiaries  under  this  trust  include Ms. Pierpont, her children and grandchildren,  the spouses  and children of any of the beneficiaries, and any other  persons  or class of  persons named by the trustees.  As  of  the  date above,  no  other  persons  or  classes  of  persons  have  been  so  named.

(8)    The  beneficiaries  under these trusts include Ms. Pierpont, her children, the spouses  and  children  of  any of the beneficiaries, and any other persons or class  of  persons  named  by the trustees.  As of the date  above,  no  other persons  or  classes  of  persons  have  been  so  named.

(9)    The  address  of  this shareholder is 1299 Ocean Avenue, Eleventh Floor, Santa
       Monica, CA 90401.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matters that will be presented at the Special Meeting other than as set forth in this Proxy Statement. However, if any matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons named therein.

                             SHAREHOLDER  PROPOSALS

     To be eligible for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than December 29, 2000, by the Chief Financial Officer of the Company at the Company's principal executive offices, San Felipe Plaza, 5847 San Felipe, Suite 3700,
Houston, TX 77057. In addition, the execution of a proxy solicited by the Company in connection with the 2001 Annual Meeting of Shareholders shall confer on the designated proxyholder discretionary voting authority to vote on any shareholder proposal which is not included in the Company's proxy materials for such meeting and for which the Company has not received notice before March 14, 2001.

                                          By Order of the Board of Directors


                                          Virginia  L.  Pierpont
                                          Chairman  of  the  Board

Date:   September 11, 2000
        Houston,  Texas

                                INDEX TO ANNEX I
                                ----------------

                                                                        Page
                                                                        ----
ANNEX I:  Securities Purchase Agreement . . . . . . . . . . . . . . .    I-1

          Exhibit A:  Form of Promissory Note . . . . . . . . . . . .    A-1
          Exhibit B:  Form of the Initial Warrant . . . . . . . . . .    B-1
          Exhibit C:  Form of the Second Warrant . . . . . . . . . .     C-1

                            DA CONSULTING GROUP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          FROM HOLDERS OF COMMON STOCK

     The undersigned, revoking all previous proxies, hereby appoints Virginia L. Pierpont and John E. Mitchell, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") which the undersigned would be entitled to vote at the Special Meeting of the Shareholders of DA Consulting Group, Inc. to be held on October 12, 2000, and at any adjournment or postponement thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" APPROVAL OF PROPOSAL 1
ON THE REVERSE SIDE. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

                         (continued on reverse side)

      Please date, sign and mail your proxy card back as soon as possible!

                       Special Meeting of Shareholders
                          DA CONSULTING GROUP, INC.

                              October 12, 2000

               Please Detach and Mail in the Envelope Provided.

                Please mark your votes as in the example.  [_]


1. Approval of the Securities Purchase Agreement (the "Purchase Agreement") between the Company and Purse Holding Limited, a British Virgin Islands limited company ("Purse"), dated August 2, 2000, attached as Annex I to the Proxy
                                                            -------
Statement, and in connection therewith, approval of (i) the issuance to Purse of 2,000,000 shares of Common Stock, (ii) the issuance to Purse of warrants to purchase up to 3,000,000 shares of Common Stock (and the exercisability thereof), and (iii) Board of Directors representation rights granted to Purse, all as set forth in the Purchase Agreement, as well as the other provisions thereof.

             [   ]  FOR        [   ]  AGAINST         [   ]  ABSTAIN


PLEASE  MARK,  SIGN,  DATE  AND  RETURN  THE  PROXY  PROMPTLY USING THE ENCLOSED
ENVELOPE.


                                    ______________________________________
                                    Signature  of  Shareholder


Date:  ________________,  2000      ______________________________________
                                    Signature  of  Shareholder


NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEARS ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.